EXHIBIT 10.13

AMENDMENT NO. 2 TO

MASTER REPURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT, dated as of September 30, 2003 (“Amendment”), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (formerly First Union National Bank) (“Buyer”), and CAPITAL LEASE FUNDING, LLC, a Delaware limited liability company (“Seller”).

STATEMENT OF PURPOSE

Buyer and Seller have previously entered into a Master Repurchase Agreement dated November 1, 2001, as amended by an Amendment No. 1 to Master Repurchase Agreement dated as of April 24, 2003 (collectively, the “Agreement”). The parties now desire to further amend the Agreement as provided in this Amendment.

AMENDMENT

Section 1. Amendment. Section 1.17 of Exhibit A to the Agreement is amended and restated as follows:

1.17 “Termination Date” means November 1, 2004.

Section 2. Agreement in Full Force and Effect as Amended. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect. The parties agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth in the Agreement.

Section 3. Conditions Precedent. This Amendment shall not be effective until this Amendment has been duly executed by, and delivered to, the parties.

Section 4. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions of this Agreement.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date set forth above by its authorized agents.

BUYER:	WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), a national banking association

	By:	/S/ MARIANNE HICKMAN

	Name:	Marianne Hickman

	Title:	Director

Wachovia Bank, National Association 301 South College Street 16th Floor Charlotte, NC 28288 Attention: William C. Green Telecopy: (704) 383-7639 E-mail: billc.green@wachovia.com with a copy to:

Mayer, Brown, Rowe & Maw 214 North Tryon Street, Suite 3800 Charlotte, North Carolina 28202 Attention: James R. Bryant, III Telecopy: (704) 377-2033 E-mail: jbryant@mayerbrownrowe.com

[Signatures Continued on the Following Page]

SELLER:	CAPITAL LEASE FUNDING, LLC, a Delaware limited liability company (formerly Capital Lease Funding L.P., a Delaware limited partnership)

	By:	/s/ SHAWN SEALE

Shawn Seale, Senior Vice-President

Capital Lease Funding, LLC 110 Maiden Lane, 26th Floor New York, New York 10005 Attention: Paul H. McDowell Telecopy: (212) 217-6301 E-mail: paul@caplease.com with a copy to:

Cadwalader, Wickersham & Taft 100 Maiden Lane New York, New York 10038 Attention: Karen Gelernt, William Mills Telecopy: (212) 504-6666 E-mail: Karen.Gelernt@cwt.com, William.Mills@cwt.com